UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MARWYNN HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

MARWYNN HOLDINGS, INC.

CONTROL ID:	
REQUEST ID:	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

DATE:	MOMDAY, DECEMBER 15, 2025
TIME:	10:00 A.M. PACIFIC STANDARD TIME
LOCATION:	12 CHRYSLER UNIT C, IRVINE, CA 92618

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	**FAX:**	**INTERNET:**	**EMAIL:**
CALL TOLL FREE 1-866-752-8683	SEND THIS CARD TO 202-521-3464	HTTPS://WWW.IPROXYDIRECT.COM/MWYN AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	PROXY-ID@EQUINITI.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: **HTTPS://WWW.IPROXYDIRECT.COM/MWYN**

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE NOVEMBER 30, 2025.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT **HTTPS://WWW.IPROXYDIRECT.COM/MWYN**
UNTIL 11:59 PM EASTERN TIME DECEMBER 14, 2025.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. TO ELECT FIVE (5) PERSONS TO THE BOARD OF DIRECTORS OF THE COMPANY, EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY OR UNTIL SUCH PERSON SHALL RESIGN, BE REMOVED OR OTHERWISE LEAVES OFFICE;
2. TO RATIFY THE APPOINTMENT OF GOLDEN EAGLE CPAS LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2026; AND
3. TO CONDUCT ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 27, 2025 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

MARWYNN HOLDINGS, INC. C/O ISSUER DIRECT COMPLIANCE 1110 CENTRE POINT CURVE STE 101 MENDOTA HEIGHTS MN 55120 TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED IMPORTANT SHAREHOLDER INFORMATION YOUR VOTE IS IMPORTANT FIRST - CLASS MAIL US POSTAGE PAID DURHAM NC PERMIT # 302